FIRST BANKING CENTER, INC.

                              400 Milwaukee Avenue
                           Burlington, Wisconsin 53105
                                 (262) 763-3581

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                                 APRIL 18, 2000

To the Stockholders of First Banking Center, Inc.

Notice is hereby given that the Annual Meeting of Stockholders of First Banking Center, Inc., Burlington, Wisconsin, pursuant to action of the Board of Directors, will be held at the Banking House, 400 Milwaukee Avenue, Burlington, Wisconsin, on the 18th day of April, 2000, at 1:30 P.M. for the purpose of considering and voting upon the following matters:

  I.)  Election of 4 directors as described in the accompanying Proxy Statement.

 II.) Such other business as may properly come before the meeting or any adjournments thereof.

Only stockholders of record at the close of business on March 3, 2000 will be entitled to notice of and to vote at the Annual Meeting of April 18, 2000, or any adjournment(s) thereof.

John S. Smith
Secretary

Burlington, Wisconsin
March 17, 2000

YOU ARE REQUESTED TO PLEASE FILL IN, SIGN, DATE AND RETURN THE PROXY SUBMITTED HEREWITH IN THE ENCLOSED ENVELOPE. THE GIVING OF SUCH PROXY WILL NOT AFFECT YOUR RIGHT TO REVOKE SUCH PROXY OR TO VOTE IN PERSON SHOULD YOU LATER DECIDE TO ATTEND THE MEETING.

                                REVOCABLE PROXY
                           FIRST BANKING CENTER, INC.

This Proxy is solicited by the Board of Directors of First Banking Center, Inc. For The Annual Meeting of Stockholders April 18, 2000.

The undersigned hereby constitutes and appoints Joyce Schilz and Ralph Wilson, and each of them, with full power to act alone and with power of substitution, to be the true and lawful attorney and proxy of the undersigned to vote at the Annual Meeting of Shareholders of First Banking Center, Inc. to be held at the Banking House, 400 Milwaukee Avenue, Burlington, Wisconsin on April 18,2000 at 1:30P.M., or at any adjournment(s)thereof, the shares of stock which the undersigned would be entitled to vote at that meeting and at any adjournment(s) thereof, as indicated below. The undersigned hereby revokes any proxy heretofore given and ratifies all that said attorneys and proxies or their substitutes may do by virtue hereof.

ELECTION OF DIRECTORS

|X| PLEASE MARK VOTES AS IN THIS EXAMPLE

The four persons listed below have been nominated for election as directors as discussed in the Proxy Statement dated March 17, 2000 attached hereto:

             Keith Blumer              John M. Ernster
             Richard McKinney          John S. Smith

                               With-      For All
                      For      hold       Except
                      | |      | |        | |

INSTRUCTIONS: To withhold authority for any individual nominee, mark "For All Except" and write that nominee's name in the space provided below.


                    _________________________________________

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF THE FOUR PERSONS LISTED ABOVE.

Please be sure to sign and date
this Proxy below

         ______________________
         Date


________________________________________________________________________________
Stockholder sign above                             Co-holder (if any) sign above

If any additional matters are properly presented, the persons named in the proxy will have the discretion to vote in accordance with their own judgment in such matters. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS AND MAY BE REVOKED PRIOR TO ITS EXERCISE BY WRITTEN NOTICE TO THE SECRETARY OF THE CORPORATION OR BY SUBMITTING A LATER-DATED PROXY, OR BY ATTENDING THE ANNUAL MEETING. THIS PROXY WILL BE VOTED IN ACCORDANCE WITH INSTRUCTIONS GIVEN BY THE STOCKHOLDER, BUT IF NO INSTRUCTIONS ARE GIVEN, THIS PROXY WILL BE VOTED TO ELECT THE 4 PERSONS LISTED ABOVE. The above signed hereby acknowledges receipt of the Notice of Annual Meeting and the Proxy Statement both dated March 17, 2000 and enclosed herein. Please sign your name exactly as it appears on the Proxy. In signing as Executor, Administrator, Personal Representative, Guardian, Trustee, or Attorney, please add your title as such. All joint owners should sign.

           PLEASE ACT PROMPTLY SIGN, DATE & MAIL YOUR PROXY CARD TODAY